Exhibit 10.27

                                                    Transaction No. 1203-P-01-01



                                 PROMISSORY NOTE

US$29,313,888.96                                               June 30, 2005

          FOR VALUE RECEIVED, Cruise Holdings I, LLC, a Nevada limited liability company ("Cruise I"), Cruise Holdings II, LLC, a Nevada limited liability company ("Cruise II"), Royal Star Entertainment, LLC, a Delaware limited liability company ("RSE"), Riviera Beach Entertainment, LLC, a Delaware limited liability company ("RBE"), ITG Vegas, Inc., a Nevada corporation ("ITGV") and ITG Palm Beach, LLC, a Delaware limited liability company ("ITGPB"), each jointly and severally, each with an office and place of business at One East 11th Street, Suite 500, Riviera Beach, Florida 33404 (Cruise I, Cruise II, RSE, RBE, ITGV and ITGPB are hereinafter individually and collectively referred to as, the "Borrower"), promises to pay to the order of PDS Gaming Corporation, a Minnesota corporation ("Lender"), on or before July 1, 2009 (the "Maturity Date"), the principal sum of Twenty-Nine Million Three Hundred Thirteen Thousand Eight Hundred Eighty Eight Dollars and Ninety Six Cents (US$29,313,888.96) with interest on the principal balance outstanding from time to time at the annual rate of interest (the "Interest Rate") as set forth in the Loan and Security Agreement of even date herewith between Lender and Borrower (the "Loan Agrement"), compounded annually. Any undefined terms in this Note shall be as defined in the Loan Agreement.

          1. Payments. Principal and interest under this Note shall be paid as follows:


                (a) Principal and interest under this Note shall be due and payable as provided in the Loan Agreement until all principal and accrued interest owing on this Note shall have been fully paid and satisfied.


                (b) The entire principal balance (together with all accrued and unpaid interest) shall be due and payable in full on the Maturity Date.

                (c) Principal and interest accrued hereunder shall be payable in lawful money of the United States of America to Lender by wire transfer of funds to an account as designated by Lender from time to time, at 6280 Annie Oakley Drive, Las Vegas, Nevada 89120- 3910 or at such other address as Lender may designate in writing from time to time to Borrower.


          2. Prepayments. Borrower may prepay the remaining balance of principal and accrued interest evidenced by this Note in accordance with and upon the terms set forth in the Loan Agreement.

          3. Closing Fee. On the effective date of this Note, Borrower shall pay to Lender a closing fee in the amount and upon the terms set forth in the Loan Agreement.

          4. Late Fee. Borrower shall pay to Lender a late fee in the amount of ten percent (10%) of any installment payment not received by Lender within five
(5) days of the date any such payment is due under the terms of this Note.

          5. Events of Default. The occurrence of any of the following shall constitute an Event of Default under this Note:


                (a) Failure by Borrower to make any payment of principal or interest under this Note within ten (10) days of when due and payable; or



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                (b) Any  default or event of default  under the Loan  Agreement, which default or event of default remains uncured beyond any applicable cure period.

          6. Acceleration. Upon the occurrence of an Event of Default, Lender, at its option and without notice to Borrower, may declare the full amount of the principal indebtedness of this Note, together with all interest accrued hereunder to the date of said declaration, to be immediately due and payable, and immediate payment may be demanded by Lender from Borrower. Thereafter, to the extent permitted by applicable law, interest shall accrue on said principal and interest at a rate per annum equal to the Interest Rate, plus five percent (5%), until said principal and interest are paid in full to Lender.

          7. Waiver. Borrower agrees (a) that the failure of Lender to exercise any rights or remedies granted hereunder shall not constitute a waiver of such rights or remedies or any other rights or remedies, or preclude the exercise of such rights or remedies or any other rights or remedies at any time, and (b) that failure of Lender to exercise any rights or remedies granted hereunder, in the event of a breach hereof or an Event of Default hereunder, shall not be deemed a waiver of such breach or Event of Default or of any other or further breaches or Events of Default. In addition, Borrower hereby waives demand, presentment for payment, notice of dishonor, protest and notice of protest, and diligence in collection and bringing suit and agrees that Lender may extend the time for payment, accept partial payment, or take, exchange, or release security without discharging or releasing Borrower.

          8. Governing Law. This Note shall be construed and enforced in accordance with the laws of the State of Nevada, without giving effect to principles of conflicts of law.

          9. Rights and Remedies. This Note is secured by the Loan Documents. The rights and remedies set forth herein shall be cumulative and in addition to any other or further rights and remedies available at law or in equity. The invalidity or unenforceability of any term or provision of this Note, or the application of such term or provision to any person or circumstance, shall not impair or affect the remainder of this Note and its application to other persons and circumstances and the remaining terms and provisions hereof shall not be invalid, but shall remain in full force and effect.

          10. Notices. Any notice to Borrower required or permitted hereunder shall be deemed to have been effectively delivered if in writing and served by personal delivery to Borrower or sent by registered or certified mail with return receipt requested (or such form of mail as may be substituted therefor by postal authorities), postage prepaid.

          11. Attorney's Fees. If any holder of this Note retains an attorney in connection with any Event of Default or at maturity or to collect, enforce or defend this Note or the Loan Agreement in any lawsuit or in any probate, reorganization, bankruptcy, arbitration or other proceeding, or if Borrower sues any holder in connection with this Note or the Loan Agreement and does not prevail, then Borrower agrees to pay to each such holder, in addition to principal, interest and any other sums owing to Lender hereunder and under the Loan Agreement, all reasonable costs and expenses incurred by such holder in trying to collect this Note or in any such suit or proceeding, including, without limitation, reasonable attorneys' fees and expenses, investigation costs and all court costs, whether or not suit is filed hereon, whether before or after the Maturity Date, or whether in connection with bankruptcy, insolvency or appeal, or whether collection is made against Borrower or any guarantor or endorser or any other person primarily or secondarily liable hereunder.

          12. Commercial Purpose. Borrower warrants that the proceeds of this Note shall be used solely for the commercial purpose of operating and expanding the business operations of the ITG Entities related to the Princess Vessel, the Big Easy Vessel, the Royal Star Vessel and any other maritime vessel operated by the Palm Beach Entities at the Port of Palm Beach, Florida or for a Gaming Investment, as defined in the Loan Agreement; provided, however, the proceeds of this Note shall in no event be used for purposes of making any shareholder or equity distributions to any member, partner or shareholder of any Palm Beach Entity or for any other purpose not permitted under the Loan Agreement.



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          13. Service of Process.  Borrower  hereby  irrevocably  designates and appoints  ______________________________________________________,  as Borrower's
authorized agent to accept and acknowledge on Borrower's behalf service of any and all process that may be served in any suit, action, or proceeding instituted in connection with this Note in any state or federal court sitting in tStat of Nevada. If such agent shall cease so to act, Borrower shall irrevocably designate and appoint without delay another such agent in the State of Nevada satisfactory to Lender and shall promptly deliver to Lender evidence in writing of such agent's acceptance of such appointment and its agreement that such appointment shall be irrevocable.

          Borrower hereby consents to process being served in any suit, action, or proceeding instituted in connection with this Note by (a) the mailing of a copy thereof by certified mail, postage prepaid, return receipt requested, to Borrower and (b) serving a copy thereof upon the agent, if any, hereinabove designated and appointed by Borrower as Borrower's agent for service of process. Borrower irrevocably agrees that such service shall be deemed to be service of process upon Borrower in any such suit, action, or proceeding. Nothing in this Note shall affect the right of Lender to serve process in any manner otherwise permitted by law and nothing in this Note will limit the right of Lender otherwise to bring proceedings against Borrower in the courts of any jurisdiction or jurisdictions.

          14. WAIVER OF JURY TRIAL. BORROWER WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO WHICH BORROWER AND LENDER MAY BE PARTIES, ARISING OUT OF, IN CONNECTION WITH OR IN ANY WAY PERTAINING TO, THIS NOTE, THE LOAN AGREEMENT OR OTHER LOAN DOCUMENTS. IT IS AGREED AND UNDERSTOOD THAT THIS WAIVER CONSTITUTES A WAIVER OF TRIAL BY JURY OF ALL CLAIMS AGAINST ALL PARTIES TO SUCH ACTION OR PROCEEDINGS, INCLUDING CLAIMS AGAINST PARTIES WHO ARE NOT PARTIES TO THIS NOTE. THIS WAIVER IS KNOWINGLY, WILLINGLY AND VOLUNTARILY MADE BY BORROWER, AND BORROWER HEREBY REPRESENTS THAT NO REPRESENTATIONS OF FACT OR OPINION HAVE BEEN MADE BY ANY INDIVIDUAL TO INDUCE THIS WAIVER OF TRIAL BY JURY OR TO IN ANY WAY MODIFY OR NULLIFY ITS EFFECT. BORROWER FURTHER REPRESENTS AND WARRANTS THAT IT
HAS BEEN REPRESENTED IN THE SIGNING OF THIS NOTE AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL, OR HAS HAD THE OPPORTUNITY TO BE REPRESENTED BY INDEPENDENT LEGAL COUNSEL SELECTED OF ITS OWN FREE WILL, AND THAT IT HAS HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL.




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          IN  WITNESS  WHEREOF,  this  Note  has  been  executed  by each of the
Borrower as of the day and year first above written.

CRUISE HOLDINGS I, LLC,                  CRUISE HOLDINGS II, LLC,
a Nevada limited liability company       a Nevada limited liability company

By:                                      By:
    ---------------------------------        ---------------------------------
Name:                                    Name:
      -------------------------------          -------------------------------
Title:                                   Title:
       ------------------------------           ------------------------------


ITG VEGAS, INC.,                         ITG PALM BEACH, LLC,
a Nevada corporation                     a Delaware limited liability company

By:                                      By:
    ---------------------------------        ---------------------------------
Name:                                    Name:
      -------------------------------          -------------------------------
Title:                                   Title:
       ------------------------------           ------------------------------


ROYAL STAR ENTERTAINMENT, LLC            RIVIERA BEACH ENTERTAINMENT, LLC,
a Delaware limited liability company     a Delaware limited liability company

By:                                      By:
    ---------------------------------        ---------------------------------
Name:                                    Name:
      -------------------------------          -------------------------------
Title:                                   Title:
       ------------------------------           ------------------------------